Exhibit 99

Provident Financial Group Announces Second Quarter of 2003 Financial Results

    CINCINNATI, July 16 /PRNewswire-FirstCall/ -- Provident Financial Group, Inc. (Nasdaq: PFGI) announced today its financial results for the second quarter ended June 30, 2003. As previously announced, the company sold
$471.0 million of subprime residential mortgages at a $40.1 million net discount, and also sold its Merchant Services business for a gain of $19.0 million. The company reported second quarter 2003 earnings per share of 26 cents and net income of $13.2 million, compared with earnings per share of 46 cents and net income of $23.2 million reported for 2002's second quarter. Excluding the impact from the sales of the subprime mortgages and the Merchant Services business, second quarter 2003 earnings per share and net income increased over 17 percent to 54 cents and $27.4 million, respectively.

    Provident's President and Chief Executive Officer, Robert L. Hoverson, said, "Our second quarter operating performance was within the range of our expectations. We continue to reduce balance sheet risk and earnings volatility. Non-performing assets decreased by $56 million, reaching their lowest level in nearly two years. $53 million of this decrease was attributable to the subprime loans we sold. We are pleased with the positive trends we are seeing in our credit metrics, and although we foresee modest improvements throughout the remainder of the year, we remain cautious due to continued uncertainties in the economy."

    Hoverson also noted, "Our announcement last week on the two transactions that closed in the second quarter and the sale of our Florida operations scheduled to close in the third quarter contribute to our lower risk strategy, improve capital and liquidity levels, and further help us focus our attention on our core Midwest retail and commercial banking franchise. We expect the sale of our Florida operations to result in an after-tax gain of approximately $47 million in the third quarter. The aggregate impact to earnings from all three transactions should result in an after-tax gain of approximately
$33 million or 65 cents per share. The chart below outlines the impact of all three transactions."

                                    Pre-Tax    After-Tax
                                   Gain/(Loss) Gain/(Loss) EPS
    Impact of Second Quarter 2003
     Transactions
         Earnings, excluding impact of
          transactions                 $40.8     $27.4   $0.54
       Sale of $471 million subprime
        residential mortgage loans     (40.1)*   (26.9)  (0.53)
       Sale of Merchant Services
        Business                        19.0      12.7    0.25
         Earnings impact of
          transactions                 (21.1)    (14.2)  (0.28)

        Reported earnings, including
              impact of transactions    19.7      13.2    0.26
    Estimated Impact of Third Quarter
     2003 Transaction
          Sale of Florida Operations    70.0      47.0    0.93

    Estimated Aggregate Impact of
     Second & Third Quarter 2003
     Transactions                      $48.9     $32.8   $0.65

    * net of $16 million of applicable allowance

    Revenue & Expenses

    Second quarter 2003 net interest income increased 7 percent to $84.5 million from $78.7 million in last year's second quarter, and non-interest income was $213.8 million compared with $206.6 million. Revenue, comprised of net interest income and non-interest income, was $298.2 million compared with $285.3 million in last year's second quarter. Excluding the sale of the Merchant Service business, revenue was $279.2 million. The net interest margin was 2.32 percent compared with 2.37 percent last quarter and
2.45 percent in last year's second quarter. Second quarter 2003 non-interest expenses were $226.1 million compared with $216.6 million in last year's second quarter.

    Loans & Asset Quality

    Average loans for 2003's second quarter were $9.2 billion compared with $8.6 billion in last year's second quarter. Total loans outstanding on June 30, 2003 were $8.9 billion compared with $8.7 billion on June 30, 2002.

    Key asset quality indicators:
    - The second quarter 2003 reported provision for loan and lease losses was $52.5 million, compared with $16.5 million last quarter, and $33.6 million for 2002's second quarter. Excluding the impact from the sale of the subprime loans, the second quarter 2003 provision for loan and lease losses was $19.2 million.
    - The second quarter 2003 reported annualized net charge-offs to average total loans and leases was 2.98 percent, compared with 0.73 percent last quarter, and 2.87 percent for 2002's second quarter. Excluding credit costs related to the sale of the subprime loans, second quarter 2003 net charge-offs were 84 basis points, or $19.2 million.
    - The reserve for loan and lease losses on June 30, 2003 was $185.0 million compared with $201.0 million on March 31, 2003, and $214.9 million on June 30, 2002. The reserve for loan and lease losses on June 30, 2003 was 2.09 percent of total loans and leases compared with 2.20 percent on March 31, 2003 and 2.46 percent on June 30, 2002. The reserve for loan and lease losses on June 30, 2003 was 126 percent of non-performing assets compared with 99 percent on March 31, 2003 and 116 percent on June 30, 2002.
    - Non-performing assets were $147.2 million on June 30, 2003 compared with $203.4 million on March 31, 2003 and $186.0 million on June 30, 2002. Non-performing assets were 1.66 percent of total loans, leases and other non-performing assets on June 30, 2003 compared with 2.22 percent on March 31, 2003 and 2.12 percent on June 30, 2002.

    Deposits

    Average retail and commercial deposits for 2003's second quarter were $6.9 billion, an increase of 9 percent from $6.3 billion in 2002's second quarter. For the period ended June 30, 2003, retail and commercial deposits were $7.0 billion, an increase of 12 percent from $6.3 billion on June 30, 2002.

    Capital Position

    Common shareholders' equity was $878.6 million or $18.01 per share on June 30, 2003 compared with $872.0 million or $17.88 per share on March 31, 2003. On June 30, 2003 common equity to assets was 4.94 percent and Tier I and total risk-based capital ratios were 9.78 percent and 11.65 percent respectively.

    Year-To-Date Results

    For the six months ended June 30, 2003, earnings per share and net income were 77 cents and $39.0 million, respectively, compared with 88 cents and $44.8 million for the six months ended June 30, 2002. Returns on average equity and assets were 8.77 percent and 0.44 percent, respectively, compared with 10.69 percent and 0.55 percent for the six months ended June 30, 2002. Revenue was $575.4 million compared with $559.8 million, and the net interest margin was 2.35 percent compared with 2.46 percent. Excluding the impact of the sale of the subprime loans and the Merchant Services business, earnings per share were $1.05 and net income was $53.2 million and returns on average equity and assets were 11.95 percent and 0.60 percent, respectively.

    Conference Call & Webcast

    A conference call and webcast will be held today at 2:00 p.m. (ET). The live call can be accessed by calling 1-877-818-4511. A Replay of the call will be available from 4:00 p.m. today through Monday, July 21, 2003 at 11:59 p.m. by calling 1-800-642-1687 (passcode 156 80 46). The webcast will be available for replay immediately after the call. Both the live and archived webcast can be accessed from the Investor Relations area of Provident's website at http://www.providentbank.com .

    Forward-Looking Statements

    This document contains certain forward-looking statements that are subject to numerous assumptions, risks or uncertainties. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements may be identified by words such as estimates, anticipates, projects, plans, expects, intends, believes, should and similar expressions and by the context in which they are used. Such statements are based upon current expectations of the company and speak only as of the date made. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: sharp and/or rapid changes in interest rates; significant changes in the anticipated economic scenario which could materially change anticipated credit quality trends; the ability to generate loans and leases; significant cost, delay in, or ability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; and significant changes in accounting, tax, or regulatory practices or requirements and factors noted in connection with forward-looking statements. Additionally, borrowers could suffer unanticipated losses without regard to general economic conditions. The results of these and other factors could cause differences from expectations in the level of defaults, changes in the risk characteristics of the loan and lease portfolio, and change sin the provision for loan and lease losses. Provident undertakes no obligations to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.

    About Provident Financial Group, Inc.

    Provident Financial Group, Inc. is a bank holding company located in Cincinnati, Ohio. Its main subsidiary, The Provident Bank, provides a diverse line of banking and financial products, services and solutions through retail banking offices located in Southwestern Ohio, Northern Kentucky and the West Coast of Florida, and through commercial lending offices located throughout Ohio and surrounding states. Customers have access to banking services 24-hours a day through Provident's extensive network of ATMs, Telebank, a telephone customer service center, and the Internet at www.providentbank.com. At June 30, 2003, Provident Financial Group had $8.9 billion in loans outstanding, $11.0 billion in deposits, and assets of $17.8 billion. Provident has served the financial needs of its customers for 100 years, and currently 3,400 Provident associates serve approximately 500,000 customers. Provident Financial Group's common stock trades on the Nasdaq Stock Market under the symbol PFGI.

For further information, please contact:
Christopher J. Carey
Executive Vice President & Chief Financial Officer
1-513-639-4644 / 1-800-851-9521
e-mail: IR@provident-financial.com

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Financial Highlights
    (unaudited)
                                  Three Months              Six Months
    For The Period Ended
     June 30                   2003    2002 % Change    2003    2002 % Change
    PER COMMON SHARE:
      Net Income
           Basic               $.27    $.47  (42.6)%    $.79    $.91  (13.2)%
           Diluted             $.26    $.46  (43.5)%     .77     .88  (12.5)%
      Dividends                $.24    $.24     0.0%     .48     .48     0.0%
      Book Value                                       18.01   17.22     4.6%

    RESULTS OF OPERATIONS:
     (In Millions)
        Net Interest Income   $84.5   $78.7     7.3%  $167.5  $157.0     6.6%
        Provision for Loan
         and Lease Losses      52.5    33.6    56.3%    69.0    57.8    19.4%
        Net Income             13.2    23.2  (43.0)%    39.0    44.8  (12.9)%

    FINANCIAL RATIOS:
        Performance Ratios:
            Return on
             Average Assets   0.30%   0.57%            0.44%   0.55%
            Return on
             Average
             Shareholders'
             Equity            5.86   10.91             8.77   10.69
            Average
             Shareholders'
             Equity to
             Average Assets    5.04    5.21             5.03    5.13
            Net Interest
             Margin            2.32    2.45             2.35    2.46
        Capital Adequacy
         Ratios (Period
         End):
            Shareholders'
             Equity to Total
             Assets                                     4.98    5.10
            Tier I Leverage
             Ratio                                      7.61    7.96
            Risk-Based
             Capital Ratio -
             Tier I Capital                             9.78    9.75
            Risk-Based
             Capital Ratio -
             Total Capital                             11.65   11.91
              (Current
               Period
               Regulatory
               Ratios are
               Estimated)

    ASSET QUALITY RATIOS:
        Reserve for Loan and
         Lease Losses to:
           Total Loans and
            Leases                                     2.09%   2.46%
           Nonaccrual Loans                           138.80  133.82
        Nonperforming Assets
         to:
           Total Loans,
            Leases and Other
            Nonperforming
            Assets                                      1.66    2.12
           Total Assets                                  .83    1.12
        Net Charge-Off's to
           Average Total
            Loans and Leases
            (Annualized)      2.98%   2.87%             1.86    1.94

    AVERAGE BALANCES: (In Millions)
        Total Loans and
         Leases              $9,183  $8,619     6.5%  $9,134  $8,688     5.1%
        Earning Assets       14,593  12,911    13.0%  14,395  12,892    11.7%
        Leased Equipment      2,101   2,505  (16.1)%   2,174   2,556  (14.9)%
        Assets               17,872  16,306     9.6%  17,705  16,333     8.4%
        Deposits             10,918   9,348    16.8%  10,514   9,082    15.8%
        Interest Bearing
         Liabilities         15,137  14,082     7.5%  15,059  14,137     6.5%
        Shareholders' Equity    901     849     6.1%     890     838     6.2%

    PERIOD END BALANCES: (In Millions)
        Total Loans and
         Leases                                       $8,864  $8,740     1.4%
        Leased Equipment                               2,007   2,479  (19.0)%
        Assets                                        17,794  16,575     7.4%
        Deposits                                      10,956   9,393    16.6%
        Shareholders' Equity                             886     845     4.9%

    OFF-BALANCE SHEET SECURITIZED LOANS AND
     LEASES: (In Millions)
        Residential Mortgage                          $1,469  $2,181  (32.6)%
        Home Equity                                      163     245  (33.5)%
        Direct Finance
         Leasing                                          64     151  (57.6)%
        Total Off-Balance
         Sheet Securitized
         Loans and Leases                             $1,696  $2,577  (34.2)%

    (See Asset Securitization Sales Note to Consolidated Financial Statements within the Company's Form 10-K for further discussion of these off-balance sheet assets.)

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Statements Of Income
    (unaudited)
                                                  Three Months Ended
                                                       June 30,
    (Dollars In Thousands Except Per
     Share Data)                               2003        2002      % Change
    Net Interest Income                      $84,494     $78,728        7.3%

    Provision for Loan and Lease Losses       52,469      33,575       56.3%

    Noninterest Income:
      Service Charges on Deposit Accounts     12,391      10,915       13.5%
      Loan Servicing Fees                      9,428       8,414       12.1%
      Commercial Mortgage Banking Revenue     10,849       6,021       80.2%
      Other Service Charges and Fees          12,921      12,021        7.5%
      Leasing Income                         132,238     152,664     (13.4)%
      Cash Gain on Sale of Loans               7,124       4,494       58.5%
      Warrant Gains                            1,308       8,186     (84.0)%
      Net Securities Gains                       858         654       31.2%
      Net Gain on Merchant Services
       Business                               19,000           -         n/m
      Other                                    7,636       3,209      138.0%
         Total Noninterest Income            213,753     206,578        3.5%

    Noninterest Expense:
      Salaries, Wages and Benefits            65,823      58,730       12.1%
      Charges and Fees                         7,867       8,099      (2.9)%
      Occupancy                                6,464       5,950        8.6%
      Leasing Expense                         90,750     104,537     (13.2)%
      Equipment Expense                        6,824       5,975       14.2%
      Professional Services                    8,418       6,219       35.4%
      Minority Interest Expense                3,197         666      380.0%
      Disposition Cost of Subprime Loans       6,914           -         n/m
      Other                                   29,816      26,461       12.7%
         Total Noninterest Expense           226,073     216,637        4.4%

           Income Before Income Taxes         19,705      35,094     (43.9)%

    Applicable Income Taxes                    6,502      11,924     (45.5)%

              Net Income                     $13,203     $23,170     (43.0)%

    Other Data:
      Earnings Per Common Share - Basic        $0.27       $0.47     (42.6)%
      Earnings Per Common Share - Diluted      $0.26       $0.46     (43.5)%
      Dividends Paid Per Common Share          $0.24       $0.24        0.0%
      Return on Assets                         0.30%       0.57%
      Return on Equity                         5.86%      10.91%
      Net Interest Margin (FTE)                2.32%       2.45%
      Full-Time Equivalent Employees           3,355       3,240

     n/m - not meaningful

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Statements Of Income
    (unaudited)
                                                  Six Months Ended
                                                      June 30,
    (Dollars In Thousands Except Per
     Share Data)                              2003        2002      % Change
    Net Interest Income                     $167,453    $157,023       6.6%

    Provision for Loan and Lease Losses       68,990      57,780      19.4%

    Noninterest Income:
      Service Charges on Deposit Accounts     24,723      21,364      15.7%
      Loan Servicing Fees                     20,088      16,412      22.4%
      Commercial Mortgage Banking Revenue     21,146      11,767      79.7%
      Other Service Charges and Fees          24,657      21,920      12.5%
      Leasing Income                         271,099     307,645    (11.9)%
      Cash Gain on Sale of Loans              12,066       7,134      69.1%
      Warrant Gains                            1,636       8,186    (80.0)%
      Net Securities Gains                     2,358         654     260.6%
      Net Gain on Merchant Services
       Business                               19,000           -        n/m
      Other                                   11,154       7,726      44.4%
         Total Noninterest Income            407,927     402,808       1.3%

    Noninterest Expense:
      Salaries, Wages and Benefits           127,807     115,119      11.0%
      Charges and Fees                        15,689      15,750     (0.4)%
      Occupancy                               12,692      11,968       6.0%
      Leasing Expense                        186,510     211,402    (11.8)%
      Equipment Expense                       13,773      12,182      13.1%
      Professional Services                   16,816      12,304      36.7%
      Minority Interest Expense                6,394         666     860.1%
      Disposition Cost of Subprime Loans       6,914           -        n/m
      Other                                   61,561      53,858      14.3%
         Total Noninterest Expense           448,156     433,249       3.4%

           Income Before Income Taxes         58,234      68,802    (15.4)%

    Applicable Income Taxes                   19,217      24,016    (20.0)%

              Net Income                     $39,017     $44,786    (12.9)%

    Other Data:
      Earnings Per Common Share - Basic        $0.79       $0.91    (13.2)%
      Earnings Per Common Share - Diluted      $0.77       $0.88    (12.5)%
      Dividends Paid Per Common Share          $0.48       $0.48       0.0%
      Return on Assets                         0.44%       0.55%
      Return on Equity                         8.77%      10.69%
      Net Interest Margin (FTE)                2.35%       2.46%
      Full-Time Equivalent Employees

     n/m - not meaningful

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Quarterly Statements Of Income
    (unaudited)
                                                         2003
    (Dollars In Thousands Except Per         Second       First      Year to
    Share Data)                              Quarter     Quarter       Date
    Net Interest Income                      $84,494     $82,959     $167,453

    Provision for Loan and Lease Losses       52,469      16,521       68,990

    Noninterest Income:
      Service Charges on Deposit Accounts     12,391      12,332       24,723
      Loan Servicing Fees                      9,428      10,660       20,088
      Commercial Mortgage Banking Revenue     10,849      10,297       21,146
      Other Service Charges and Fees          12,921      11,736       24,657
      Leasing Income                         132,238     138,861      271,099
      Cash Gain on Sale of Loans               7,124       4,942       12,066
      Warrant Gains                            1,308         328        1,636
      Net Securities Gains                       858       1,500        2,358
      Net Gain on Merchant Services
       Business                               19,000           -       19,000
      Other                                    7,636       3,518       11,154
         Total Noninterest Income            213,753     194,174      407,927

    Noninterest Expense:
      Salaries, Wages and Benefits            65,823      61,984      127,807
      Charges and Fees                         7,867       7,822       15,689
      Occupancy                                6,464       6,228       12,692
      Leasing Expense                         90,750      95,760      186,510
      Equipment Expense                        6,824       6,949       13,773
      Professional Services                    8,418       8,398       16,816
      Minority Interest Expense                3,197       3,197        6,394
      Disposition Cost of Subprime Loans       6,914           -        6,914
      Other                                   29,816      31,745       61,561
         Total Noninterest Expense           226,073     222,083      448,156

           Income Before Income Taxes         19,705      38,529       58,234

    Applicable Income Taxes                    6,502      12,715       19,217

              Net Income                     $13,203     $25,814      $39,017

    Other Data:
      Earnings Per Common Share - Basic        $0.27       $0.52        $0.79
      Earnings Per Common Share - Diluted      $0.26       $0.51        $0.77
      Dividends Paid Per Common Share          $0.24       $0.24        $0.48
      Return on Assets                         0.30%       0.59%        0.44%
      Return on Equity                         5.86%      11.76%        8.77%
      Net Interest Margin (FTE)                2.32%       2.37%        2.35%
      Full-Time Equivalent Employees           3,355       3,333

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Quarterly Statements Of Income
    (unaudited)
                                                    2002
    (Dollars In Thousands        Fourth    Third   Second    First     Full
     Except Per Share Data)      Quarter  Quarter  Quarter  Quarter    Year
    Net Interest Income          $80,909  $77,626  $78,728  $78,295  $315,558

    Provision for Loan and Lease
     Losses                       18,237   23,532   33,575   24,205    99,549

    Noninterest Income:
      Service Charges on Deposit
       Accounts                   12,139   11,681   10,915   10,449    45,184
      Loan Servicing Fees         11,550    9,018    8,414    7,998    36,980
      Commercial Mortgage
       Banking Revenue             8,222    5,365    6,021    5,746    25,354
      Other Service Charges and
       Fees                       12,754   10,744   12,021    9,899    45,418
      Leasing Income             148,107  150,135  152,664  154,981   605,887
      Cash Gain on Sale of Loans   3,556    5,001    4,494    2,640    15,691
      Warrant Gains                    -        -    8,186        -     8,186
      Net Securities Gains         1,309      633      654        -     2,596
      Other                        6,650    5,820    3,209    4,517    20,196
         Total Noninterest
          Income                 204,287  198,397  206,578  196,230   805,492

    Noninterest Expense:
      Salaries, Wages and
       Benefits                   60,918   57,141   58,730   56,389   233,178
      Charges and Fees             7,752    7,029    8,099    7,651    30,531
      Occupancy                    5,808    5,861    5,950    6,018    23,637
      Leasing Expense            102,416  102,690  104,537  106,865   416,508
      Equipment Expense            6,483    5,680    5,975    6,207    24,345
      Professional Services        7,679    6,007    6,219    6,085    25,990
      Minority Interest Expense    3,180    3,223      666        -     7,069
      Other                       32,464   28,448   26,461   27,397   114,770
         Total Noninterest
          Expense                226,700  216,079  216,637  216,612   876,028

           Income Before Income
            Taxes                 40,259   36,412   35,094   33,708   145,473

    Applicable Income Taxes       13,630   12,376   11,924   12,092    50,022

              Net Income         $26,629  $24,036  $23,170  $21,616   $95,451

    Other Data:
      Earnings Per Common Share
       - Basic                     $0.54    $0.49    $0.47    $0.43     $1.94
      Earnings Per Common Share
       - Diluted                   $0.52    $0.47    $0.46    $0.43     $1.88
      Dividends Paid Per Common
       Share                       $0.24    $0.24    $0.24    $0.24     $0.96
      Return on Assets             0.62%    0.59%    0.57%    0.53%     0.58%
      Return on Equity            12.38%   11.33%   10.91%   10.45%    11.27%
      Net Interest Margin (FTE)    2.36%    2.37%    2.45%    2.47%     2.41%
      Full-Time Equivalent
       Employees                   3,307    3,214    3,240    3,204

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Period End Balance Sheets
    (unaudited)
                                                            2003
                                                  Second             First
    (In Thousands)                                Quarter            Quarter
    ASSETS
      Cash and Due From Banks                     $352,241           $340,141
      Federal Funds Sold and
        Reverse Repurchase Agreements              337,006            561,446
      Trading Account Securities                   105,877            111,516
      Loans and Leases Held For Sale               447,039            255,593
      Investment Securities                      4,760,894          4,320,723
      Loans and Leases:
        Corporate Lending:
            Commercial                           4,459,612          4,515,888
            Mortgage                             1,017,061            947,205
            Construction                           516,348            528,824
            Lease Financing                      1,253,851          1,233,533
                   Total Corporate
                    Lending                      7,246,872          7,225,450
        Consumer Lending:
           Installment                           1,424,207          1,362,896
           Residential                              37,741            519,632
            Lease Financing                        155,577             43,522
                   Total Consumer Lending        1,617,525          1,926,050
          Total Loans and Leases                 8,864,397          9,151,500
        Reserve for Loan and Lease Losses         (185,019)          (201,020)
              Net Loans and Leases               8,679,378          8,950,480
      Leased Equipment                           2,006,999          2,181,823
      Premises and Equipment                        97,070             98,853
      Goodwill                                      83,979             82,651
      Other Assets                                 923,516            823,194
                                               $17,793,999        $17,726,420
    LIABILITIES AND
      SHAREHOLDERS' EQUITY
    Liabilities:
      Deposits:
        Noninterest Bearing                     $1,357,468         $1,163,209
        Interest Bearing                         9,598,344          9,502,086
          Total Deposits                        10,955,812         10,665,295
      Short-Term Debt                            1,268,198          1,506,797
      Long-Term Debt                             3,624,262          3,661,219
      Guaranteed Preferred Beneficial
         Interests in Company's Junior
         Subordinated Debentures                   451,284            451,179
      Minority Interest                            164,163            160,966
      Accrued Interest and Other
       Liabilities                                 444,728            401,981
          Total Liabilities                     16,908,447         16,847,437

    Shareholders' Equity:
      Preferred Stock                                7,000              7,000
      Common Stock                                  14,461             14,454
      Capital Surplus                              298,838            298,498
      Retained Earnings                            613,670            619,444
      Accumulated Other
         Comprehensive Income                      (48,417)           (60,413)
        Total Shareholders' Equity                 885,552            878,983
                                               $17,793,999        $17,726,420

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Period End Balance Sheets
    (unaudited)
                                                 2002
                             Fourth        Third        Second        First
    (In Thousands)           Quarter      Quarter       Quarter      Quarter
    ASSETS
      Cash and Due From
       Banks                 $351,994     $327,467      $244,147     $227,137
      Federal Funds Sold
       and Reverse Repurchase
       Agreements             188,925      119,464        56,337       96,313
      Trading Account
       Securities             127,848      204,202        81,739      100,002
      Loans and Leases
       Held For Sale          436,884      189,581       328,453      125,421
      Investment
       Securities           4,215,238    4,138,464     3,815,609    3,897,222
      Loans and Leases:
        Corporate
         Lending:
            Commercial      4,482,373    4,418,133     4,289,690    4,321,443
            Mortgage          960,636      973,833       873,726      862,514
            Construction      510,331      510,410       575,655      563,425
            Lease
             Financing      1,273,901    1,255,574     1,242,558    1,143,657
              Total Corporate
               Lending      7,227,241    7,157,950     6,981,629    6,891,039
        Consumer Lending:
           Installment      1,306,761    1,164,509     1,008,386      911,151
           Residential        599,793      676,971       750,045      848,676
            Lease
             Financing              -            -             -            -
              Total Consumer
               Lending      1,906,554    1,841,480     1,758,431    1,759,827
          Total Loans and
           Leases           9,133,795    8,999,430     8,740,060    8,650,866
        Reserve for Loan
         and Lease Losses    (201,051)    (204,809)     (214,860)    (243,019)
              Net Loans
               and Leases   8,932,744    8,794,621     8,525,200    8,407,847
      Leased Equipment      2,350,356    2,397,967     2,479,125    2,559,580
      Premises and
       Equipment              101,513      101,003       101,230      101,794
      Goodwill                 82,651       82,651        82,432       82,432
      Other Assets            751,856      741,695       861,061      707,543
                          $17,540,009  $17,097,115   $16,575,333  $16,305,291
    LIABILITIES AND
      SHAREHOLDERS'
       EQUITY
    Liabilities:
      Deposits:
        Noninterest
         Bearing           $1,141,990     $988,508      $844,256     $849,694
        Interest Bearing    8,706,989    8,284,737     8,548,319    8,056,706
          Total Deposits    9,848,979    9,273,245     9,392,575    8,906,400
      Short-Term Debt       1,925,005    1,886,715     1,314,980    1,668,360
      Long-Term Debt        3,842,657    4,017,644     3,976,155    3,962,991
      Guaranteed
       Preferred
       Beneficial
         Interests in
          Company's
          Junior
         Subordinated
          Debentures          451,074      450,969       450,864      450,759
      Minority Interest       160,966      163,337       161,213            -
      Accrued Interest
       and Other
       Liabilities            430,957      449,889       434,465      490,767
          Total
           Liabilities     16,659,638   16,241,799    15,730,252   15,479,277

    Shareholders' Equity:
      Preferred Stock           7,000        7,000         7,000        7,000
      Common Stock             14,454       14,409        14,427       14,603
      Capital Surplus         298,025      298,731       298,898      322,836
      Retained Earnings       604,013      589,533       577,579      566,481
      Accumulated Other
         Comprehensive
          Income              (43,121)     (54,357)      (52,823)     (84,906)
        Total
         Shareholders'
         Equity               880,371      855,316       845,081      826,014
                          $17,540,009  $17,097,115   $16,575,333  $16,305,291

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Credit Loss Experience
    (unaudited)
                                                         2003
                                            Second       First      Year to
    (Dollars In Thousands)                  Quarter     Quarter       Date
    Reserve for Loan and Lease Losses
      At Beginning of Period                $201,020    $201,051    $201,051

    Provision Charged to Expense              52,469      16,521      68,990

    Net Charge-Offs:
     Corporate Lending:
       Commercial                             11,147       8,093      19,240
       Mortgage                                   54          46         100
       Construction                             (241)         65        (176)
       Lease Financing                         1,714       3,294       5,008
         Net Corporate Lending                12,674      11,498      24,172
     Consumer Lending:
       Installment                             1,467         576       2,043
       Residential                            54,320       4,478      58,798
       Lease Financing                             9           -           9
         Net Consumer Lending                 55,796       5,054      60,850
            Net Charge-Offs                   68,470      16,552      85,022

    Reserve for Loan and Lease Losses
      At End of Period                      $185,019    $201,020    $185,019

    Net Charge-Offs to Average Total
     Loans and Leases: (Annualized)
     Corporate Lending:
       Commercial                              0.99%       0.73%       0.86%
       Mortgage                                0.02%       0.02%       0.02%
       Construction                           (0.18%)      0.05%      (0.07%)
       Lease Financing                         0.56%       1.06%       0.81%
         Total Corporate Lending               0.70%       0.64%       0.67%
     Consumer Lending:
       Residential                            44.70%       3.25%      22.67%
       Installment                             0.42%       0.17%       0.30%
       Lease Financing                         0.04%          -%          -%
         Total Consumer Lending               11.21%       1.04%       6.20%
           Total Loans and Leases              2.98%       0.73%       1.86%

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Credit Loss Experience
    (unaudited)
                                                   2002
                              Fourth    Third     Second    First      Full
    (Dollars In Thousands)   Quarter   Quarter   Quarter   Quarter     Year
    Reserve for Loan and
     Lease Losses
      At Beginning of Period $204,809  $214,860  $243,019  $241,143  $241,143

    Provision Charged to
     Expense                   18,237    23,532    33,575    24,205    99,549

    Net Charge-Offs:
     Corporate Lending:
       Commercial               7,244    24,859    25,057    13,937    71,097
       Mortgage                     -        22         -        24        46
       Construction               150       379         -       300       829
       Lease Financing         10,101     2,620    21,635     4,324    38,680
         Net Corporate
          Lending              17,495    27,880    46,692    18,585   110,652
     Consumer Lending:
       Installment                753       850       782       727     3,112
       Residential              3,747     4,853    14,260     3,017    25,877
       Lease Financing              -         -         -         -         -
         Net Consumer
          Lending               4,500     5,703    15,042     3,744    28,989
            Net Charge-Offs    21,995    33,583    61,734    22,329   139,641

    Reserve for Loan and
     Lease Losses
      At End of Period       $201,051  $204,809  $214,860  $243,019  $201,051

    Net Charge-Offs to
     Average Total Loans and
     Leases: (Annualized)
     Corporate Lending:
       Commercial               0.66%     2.35%     2.37%     1.27%     1.65%
       Mortgage                    -%     0.01%        -%     0.01%     0.01%
       Construction             0.11%     0.28%        -%     0.21%     0.15%
       Lease Financing          3.25%     0.85%     7.25%     1.55%     3.23%
         Total Corporate
          Lending               0.98%     1.61%     2.72%     1.07%     1.59%
     Consumer Lending:
       Residential              2.46%     2.83%     7.21%     1.39%     3.51%
       Installment              0.24%     0.31%     0.32%     0.31%     0.30%
       Lease Financing             -%        -%        -%        -%        -%
         Total Consumer
          Lending               0.98%     1.29%     3.43%     0.83%     1.62%
           Total Loans and
            Leases              0.98%     1.55%     2.87%     1.02%     1.59%

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Nonperforming Assets
    (unaudited)
                                                             2003
                                                    Second             First
    (Dollars In Thousands)                         Quarter            Quarter
    Nonaccrual Loans:
     Corporate Lending:
       Commercial                                 $116,926           $123,912
       Mortgage                                      6,307              7,298
       Construction                                  3,792              1,321
       Lease Financing                               2,267              2,792
           Total Corporate Lending                 129,292            135,323
     Consumer Lending:
       Installment                                       -                  -
       Residential                                   4,011             45,927
       Lease Financing                                   -                  -
           Total Consumer Lending                    4,011             45,927
               Total Nonaccrual Loans              133,303            181,250

    Other Nonperforming Assets                      13,858             22,172

        Total Nonperforming Assets                $147,161           $203,422

    Loans 90 Days Past Due Still Accruing           $5,971            $36,038

    Reserve for Loan and Lease Losses as
     a Percent of:
      Nonaccrual Loans                             138.80%            110.91%
      Nonperforming Assets                         125.73%             98.82%
      Total Loans and Leases                         2.09%              2.20%
    Nonaccrual Loans as a % of Total
     Loans and Leases                                1.50%              1.98%
    Nonperforming Assets as a Percent of:
      Total Loans, Leases  and Other
       Nonperforming Assets                          1.66%              2.22%
      Total Assets                                    .83%              1.15%

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Nonperforming Assets
    (unaudited)
                                                       2002
                                       Fourth    Third      Second    First
    (Dollars In Thousands)            Quarter   Quarter    Quarter   Quarter
    Nonaccrual Loans:
     Corporate Lending:
       Commercial                      $99,805  $117,571   $108,330  $111,727
       Mortgage                         11,783    10,619      5,546     1,938
       Construction                      1,746     2,243      7,268     1,984
       Lease Financing                   4,008     3,952      3,497     5,223
           Total Corporate Lending     117,342   134,385    124,641   120,872
     Consumer Lending:
       Installment                           -         -          -         -
       Residential                      49,091    44,548     35,920    62,530
       Lease Financing                       -         -          -         -
           Total Consumer Lending       49,091    44,548     35,920    62,530
               Total Nonaccrual Loans  166,433   178,933    160,561   183,402

    Other Nonperforming Assets          15,780    14,579     25,471    28,098

        Total Nonperforming Assets    $182,213  $193,512   $186,032  $211,500

    Loans 90 Days Past Due Still
     Accruing                          $29,918   $30,482    $29,186   $29,390

    Reserve for Loan and Lease Losses
     as a Percent of:
      Nonaccrual Loans                 120.80%   114.46%    133.82%   132.51%
      Nonperforming Assets             110.34%   105.84%    115.50%   114.90%
      Total Loans and Leases             2.20%     2.28%      2.46%     2.81%
    Nonaccrual Loans as a % of Total
     Loans and Leases                    1.82%     1.99%      1.84%     2.12%
    Nonperforming Assets as a Percent
     of:
      Total Loans, Leases  and Other
       Nonperforming Assets              1.99%     2.15%      2.12%     2.44%
      Total Assets                       1.04%     1.13%      1.12%     1.30%

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Average Balances and Rates
    On a Fully Taxable Equivalent Basis
    (unaudited)
                                                 2003
                         Second Quarter    First Quarter       Full Year
                         Average Average   Average Average   Average Average
    (Dollars In          Balance  Rate     Balance  Rate     Balance  Rate
    Millions)
    Assets:
      Loans and Leases:
         Corporate
          Lending:
             Commercial   $4,518   5.73 %   $4,446   5.66 %   $4,482   5.70 %
             Mortgage        909   5.59        934   5.83        921   5.71
             Construction    539   4.34        522   4.19        531   4.26
             Lease
              Financing    1,227   8.72      1,246   8.85      1,236   8.79
                Total
                 Corporate
                 Lending   7,193   6.12      7,148   6.13      7,170   6.12
         Consumer
          Lending:
             Installment   1,407   4.78      1,352   5.12      1,380   4.95
             Residential     486  10.17        552  11.68        519  10.97
             Lease
              Financing       97   8.91         33   7.92         65   8.65
                Total
                 Consumer
                 Lending   1,990   6.29      1,937   7.04      1,964   6.66
          Total Loans
           and Leases      9,183   6.16      9,085   6.32      9,134   6.24
     Investment
      Securities           4,471   4.32      4,292   4.90      4,382   4.60
     Federal Funds Sold
      and Reverse
          Repurchase
           Agreements        441   1.90        313   2.13        378   1.99
     Other Short-Term
      Investments            498   5.70        504   5.35        501   5.52
           Total Earning
            Assets        14,593   5.45     14,194   5.76     14,395   5.60
      Cash and Due From
       Banks                 310               311               310
      Leased Equipment     2,101             2,242             2,174
      Other Assets           868               787               826
          Total Assets   $17,872           $17,534           $17,705
    Liabilities and
      Shareholders'
       Equity:
      Deposits:
        Demand Deposits   $1,204   1.51     $1,053   1.43     $1,129   1.47
        Savings Deposits   1,460   1.80      1,419   1.76      1,440   1.78
        Time Deposits      6,990   2.68      6,498   2.94      6,745   2.80
          Total Deposits   9,654   2.40      8,970   2.57      9,314   2.48
      Short-Term Debt:
        Federal Funds
         Purchased and
         Repurchase
         Agreements        1,129   2.37      1,488   2.11      1,308   2.22
        Commercial Paper     265   1.24        300   1.47        283   1.36
          Total Short-
           Term Debt       1,394   2.16      1,788   2.00      1,591   2.07
      Long-Term Debt       3,638   4.85      3,769   5.20      3,703   5.02
      Junior
       Subordinated
       Debentures            451   4.09        451   4.22        451   4.15
        Total Interest
         Bearing
         Liabilities      15,137   3.01     14,978   3.22     15,059   3.11
      Noninterest
       Bearing Deposits    1,264             1,137             1,200
      Minority Interest      163               161               162
      Other Liabilities      407               380               394
      Shareholders'
       Equity                901               878               890
         Total
          Liabilities
          and Shareholders'
          Equity         $17,872           $17,534           $17,705

    Net Interest Spread            2.44 %            2.54 %            2.49 %
    Net Interest Margin            2.32 %            2.37 %            2.35 %

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Average Balances and Rates
    On a Fully Taxable Equivalent Basis
    (unaudited)
                                                   2002
                            Fourth Quarter    Third Quarter   Second Quarter
                            Average Average  Average Average  Average Average
    (Dollars In Millions)   Balance  Rate    Balance  Rate    Balance  Rate
    Assets:
      Loans and Leases:
         Corporate Lending:
             Commercial      $4,404  6.13 %   $4,227  6.36 %   $4,231  6.33 %
             Mortgage           943  5.88        930  6.08        878  6.42
             Construction       524  4.28        533  4.56        560  4.38
             Lease
              Financing       1,245  8.65      1,233  9.06      1,194  9.22
                 Total
                  Corporate
                  Lending     7,116  6.40      6,923  6.67      6,863  6.68
         Consumer Lending:
             Installment      1,232  5.50      1,080  6.16        965  6.41
             Residential        609  9.83        685  9.64        791  9.60
             Lease
              Financing           -     -          -     -          -     -
                 Total
                  Consumer
                  Lending     1,841  6.94      1,765  7.51      1,756  7.85
          Total Loans and
           Leases             8,957  6.51      8,688  6.84      8,619  6.92
     Investment Securities    4,149  5.26      3,789  5.49      3,866  5.90
     Federal Funds Sold and
      Reverse
         Repurchase
          Agreements            161  2.59        102  2.66        127  2.85
     Other Short-Term
      Investments               366  5.76        407  5.28        299  6.55
           Total Earning
            Assets           13,633  6.07     12,986  6.36     12,911  6.57
      Cash and Due From
       Banks                    324              245              212
      Leased Equipment        2,369            2,429            2,505
      Other Assets              788              703              678
          Total Assets      $17,114          $16,363          $16,306
    Liabilities and
      Shareholders' Equity:
      Deposits:
        Demand Deposits        $944  1.60       $778  1.61       $546  1.12
        Savings Deposits      1,464  1.82      1,417  2.03      1,475  1.97
        Time Deposits         5,960  3.43      6,211  3.49      6,446  3.66
          Total Deposits      8,368  2.94      8,406  3.07      8,467  3.20
      Short-Term Debt:
        Federal Funds
         Purchased and
          Repurchase
           Agreements         1,494  2.26        849  2.90        906  2.90
        Commercial Paper        295  1.82        268  1.97        284  1.93
          Total Short-Term
           Debt               1,789  2.19      1,117  2.68      1,190  2.67
      Long-Term Debt          3,939  5.07      4,019  5.13      3,974  5.14
      Junior Subordinated
       Debentures               451  4.56        451  5.28        451  5.47
        Total Interest
         Bearing
         Liabilities         14,547  3.48     13,993  3.70     14,082  3.78
      Noninterest Bearing
       Deposits               1,113              934              881
      Minority Interest         160              162               34
      Other Liabilities         434              425              460
      Shareholders' Equity      860              849              849
         Total Liabilities
          and
            Shareholders'
             Equity         $17,114          $16,363          $16,306

    Net Interest Spread              2.59 %           2.66 %           2.79 %
    Net Interest Margin              2.36 %           2.37 %           2.45 %

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Average Balances and Rates
    On a Fully Taxable Equivalent Basis
    (unaudited)
                                                       2002
                                           First Quarter      Full Year
                                          Average Average  Average Average
    (Dollars In Millions)                 Balance  Rate    Balance  Rate
    Assets:
      Loans and Leases:
         Corporate Lending:
             Commercial                    $4,386  6.55 %   $4,312  6.34 %
             Mortgage                         882  6.54        909  6.22
             Construction                     567  4.82        546  4.51
             Lease Financing                1,117  9.84      1,199  9.16
                 Total Corporate Lending    6,952  6.94      6,966  6.67
         Consumer Lending:
             Installment                      937  6.99      1,054  6.21
             Residential                      869  9.30        737  9.59
             Lease Financing                    -     -          -     -
                 Total Consumer Lending     1,806  8.11      1,791  7.60
          Total Loans and Leases            8,758  7.18      8,757  6.86
     Investment Securities                  3,721  5.82      3,882  5.61
     Federal Funds Sold and Reverse
         Repurchase Agreements                109  2.79        125  2.71
     Other Short-Term Investments             285  6.15        341  5.85
           Total Earning Assets            12,873  6.72     13,105  6.42
      Cash and Due From Banks                 238              255
      Leased Equipment                      2,606            2,477
      Other Assets                            644              701
          Total Assets                    $16,361          $16,538
    Liabilities and
      Shareholders' Equity:
      Deposits:
        Demand Deposits                      $512  1.01       $696  1.40
        Savings Deposits                    1,535  2.05      1,472  1.97
        Time Deposits                       5,920  4.00      6,134  3.64
          Total Deposits                    7,967  3.43      8,302  3.16
      Short-Term Debt:
        Federal Funds Purchased and
          Repurchase Agreements             1,481  2.47      1,182  2.56
        Commercial Paper                      273  1.92        280  1.91
          Total Short-Term Debt             1,754  2.38      1,462  2.44
      Long-Term Debt                        4,022  5.18      3,990  5.13
      Junior Subordinated Debentures          451  5.34        451  5.16
        Total Interest Bearing
         Liabilities                       14,194  3.86     14,205  3.70
      Noninterest Bearing Deposits            847              945
      Minority Interest                         -               90
      Other Liabilities                       493              451
      Shareholders' Equity                    827              847
         Total Liabilities and
            Shareholders' Equity          $16,361          $16,538

    Net Interest Spread                            2.86 %           2.72 %
    Net Interest Margin                            2.47 %           2.41 %

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Capital Data
    (unaudited)
                                                           2003
                                               Second      First    Year to
                                              Quarter     Quarter     Date
    Per Common Share:
    Shares Outstanding (In Thousands):
      Average - Basic                         48,770      48,776     48,773
      Average - Diluted                       50,668      50,766     50,717
      Period-End                              48,783      48,759
    Book Value                                $18.01      $17.88
    Price:
      High                                    $26.45      $28.91     $28.91
      Low                                      21.01       21.23      21.01
      Period-End                               25.75       21.23

    Capital Ratios (Dollars in Millions):
    Risk-Based Capital (Current Qtr
     Estimated):
      Risk-Adjusted Assets                   $13,863     $13,886
      Tier 1 Capital                          $1,356      $1,359
         Percentage of Risk Adjusted
          Assets                               9.78%       9.78%
      Total Capital                           $1,615      $1,617
        Percentage of Risk Adjusted
         Assets                               11.65%      11.65%
      Tier 1 Leverage Ratio                    7.61%       7.76%
    Period End Shareholders' Equity
      to Total Period-End Assets               4.98%       4.96%
    Period-End Tangible Shareholders'
     Equity to Total Period-End
     Tangible Assets                           4.47%       4.45%
    Average Shareholders' Equity
      to Total Average Assets                  5.04%       5.01%      5.03%
    Average Tangible Shareholders' Equity
      to Total Average Tangible Assets         4.53%       4.48%      4.51%

    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Capital Data
    (unaudited)
                                                      2002
                                   Fourth    Third   Second    First    Full
                                   Quarter  Quarter  Quarter  Quarter   Year
    Per Common Share:
    Shares Outstanding (In
     Thousands):
      Average - Basic               48,744   48,616   48,646   49,228  48,806
      Average - Diluted             50,740   50,727   50,915   50,588  50,743
      Period-End                    48,760   48,611   48,672   49,257
    Book Value                      $17.91   $17.45   $17.22   $16.63
    Price:
      High                          $28.05   $29.51   $31.35   $29.97  $31.35
      Low                            21.48    24.28    24.42    22.17   21.48
      Period-End                     26.03    25.09    29.01    28.80

    Capital Ratios (Dollars in
     Millions):
    Risk-Based Capital (Current
     Qtr Estimated):
      Risk-Adjusted Assets         $14,226  $13,467  $13,279  $13,248
      Tier 1 Capital                $1,337   $1,321   $1,295   $1,104
         Percentage of Risk
          Adjusted Assets            9.40%    9.81%    9.75%    8.34%
      Total Capital                 $1,625   $1,604   $1,582   $1,439
        Percentage of Risk
         Adjusted Assets            11.42%   11.91%   11.91%   10.86%
      Tier 1 Leverage Ratio          7.81%    8.09%    7.96%    6.76%
    Period End Shareholders'
     Equity to Total Period-
     End Assets                      5.02%    5.00%    5.10%    5.07%
    Period-End Tangible
     Shareholders' Equity
      to Total Period-End Tangible
      Assets                         4.49%    4.45%    4.53%    4.48%
    Average Shareholders' Equity
      to Total Average Assets        5.03%    5.19%    5.21%    5.06%   5.12%
    Average Tangible Shareholders'
     Equity to Total Average Tangible
       Assets                        4.48%    4.61%    4.62%    4.47%   4.55%

    Provident Financial Group, Inc. and Subsidiaries
    Financial Information Excluding Sale of Subprime and Merchant Services
     Business
    (unaudited)

    In conjunction with the sale of subprime residential mortgage loans and the Merchant Services business during the second quarter of 2003, the company believes presenting financial information excluding these sales might be beneficial to the reader as it provides data that is more comparable to earlier periods contained within this document.

                                        As     Impact from Sale of  Excluding
                                               Subprime    Merchant
                                     Reported   Loans      Services   Sales
    For the Three Months Ended June
     30, 2003:
      Condensed Income Statement (In
       Thousands):
        Net Interest Income           $84,494        $-          $-    84,494
        Provision for Loan and
         Leases Losses                (52,469)  (33,225)          -   (19,244)
        Noninterest Income            213,753         -      19,000   194,753
        Noninterest Expense          (226,073)   (6,914)          -  (219,159)
        Income Before Income Taxes     19,705   (40,139)     19,000    40,844
        Applicable Income Taxes        (6,502)   13,246      (6,270)  (13,478)
        Net Income                    $13,203  $(26,893)    $12,730   $27,366

      Other Data:
        Earnings Per Common Share -
         Diluted                        $0.26    $(0.53)      $0.25     $0.54
        Return on Assets                0.30%   (0.60)%       0.28%     0.61%
        Return on Equity                5.86%  (11.93)%       5.65%    12.14%
        Net Charge Offs                68,470    49,225         n/a    19,245
        Net Charge Offs to Average
         Loans and Leases
          (annualized)                  2.98%       n/a         n/a     0.84%

    For the Six Months Ended June
     30, 2003:
      Condensed Income Statement (In
       Thousands):
        Net Interest Income          $167,453        $-          $-   167,453
        Provision for Loan and
         Leases Losses                (68,990)  (33,225)          -   (35,765)
        Noninterest Income            407,927         -      19,000   388,927
        Noninterest Expense          (448,156)   (6,914)          -  (441,242)
        Income Before Income Taxes     58,234   (40,139)     19,000    79,373
        Applicable Income Taxes       (19,217)   13,246      (6,270)  (26,193)
        Net Income                    $39,017  $(26,893)    $12,730   $53,180

      Other Data:
        Earnings Per Common Share -
         Diluted                        $0.77    $(0.53)      $0.25     $1.05
        Return on Assets                0.44%   (0.30)%       0.14%     0.60%
        Return on Equity                8.77%   (6.04)%       2.86%    11.95%
        Net Charge Offs                85,022    49,225        n/a     35,797
        Net Charge Offs to Average
         Loans and Leases
          (annualized)                  1.86%      n/a         n/a      0.78%

        Provident Financial Group, Inc. and Subsidiaries
        Supplementary Data
        (unaudited)

    In conjunction with the reclassification of the company's auto leases from the loan category to leased equipment, which is not included in loans or earning assets, the company believes this presentation aids in illustrating the impact the reclassification has on certain performance measures as illustrated below. This is not intended to imply that, if this reclassification were not made, these measures would be precisely equal to the adjusted measures listed below. Instead, we are providing this data to demonstrate in a general sense how these measures would look if the leased equipment were treated as an earning asset and operating lease income and depreciation expense were included in revenues.

                               Three Months Ended         Six Months Ended
                             June 30,      March 31,    June 30,     June 30,
    (In Thousands)             2003          2003        2003          2002

    Net Interest Income      $84,494       $82,959     $167,453      $157,023
     Add:  Operating
      Lease Income           132,238       138,861      271,099       307,645
     Less:  Depreciation
      on Operating
      Leases                 (94,930)      (99,653)    (194,583)     (213,504)
    Net Financing Income    $121,802      $122,167     $243,969      $251,164

    Noninterest Income      $213,753      $194,174     $407,927      $402,808
     Less:  Operating
      Lease Income          (132,238)     (138,861)    (271,099)     (307,645)
    Noninterest Income
     Excluding Operating
     Lease Income            $81,515       $55,313     $136,828       $95,163

    Total Financing
     Revenues               $203,317      $177,480     $380,797      $346,327

    Noninterest Expenses    $226,073      $222,083     $448,156      $433,249
     Less: Depreciation
      on Operating
      Leases                 (94,930)      (99,653)    (194,583)     (213,504)
    Noninterest Expenses
     Excluding
     Depreciation on
     Operating Leases       $131,143      $122,430     $253,573      $219,745

    Average Earning
     Assets              $14,593,000   $14,194,000  $14,395,000   $12,892,000
     Add:  Average
      Leased Equipment     2,101,000     2,242,000    2,174,000     2,556,000
    Average Earning
     Assets Including
     Leased Equipment    $16,694,000   $16,436,000  $16,569,000   $15,448,000

    Net Interest Margin
     Ratio - GAAP Basis        2.32%         2.37%        2.35%         2.46%

    Net Financing Income
     Ratio                     2.93%         3.01%        2.97%         3.28%

    Noninterest Expenses
     as a Percent of
      Total Revenues -
       GAAP Basis                76%           80%          78%           77%

    Noninterest Expenses
     Excluding
     Depreciation on
      Operating Leases
       as a Percent of
       Total Revenues
       Which Includes
       Depreciation on
       Operating Leases          65%           69%          67%           63%

    The company has average leased equipment which as a percentage of total average assets were 12.3% and 15.6% for the six month periods presented. Because of the significance of the leased equipment, which generates significant revenues but are not included in earning assets in the financial statements, the company believes that in order to compare some of the company's key metrics to other banks, the impact these financing assets have on the company's net interest margin and its noninterest expenses as a percentage of total revenues should be illustrated. Additionally, from an internal management perspective, the leased equipment is included in the company's overall interest sensitivity analysis and these assets are typically priced based on the company's cost of funds. In the financial statements, the financing cost directly related to these assets is included in net interest income and the related operating lease revenue and depreciation is reported separately in noninterest income and noninterest expense. The revenue and expense amounts listed above are derived from the company's income statements and statements of cash flows. The balance sheet data is derived from the company's average balance sheets.

     For further information, please contact:
     Christopher J. Carey
     Executive Vice President & Chief Financial Officer
     1-513-639-4644/1-800-851-9521
     e-mail: IR@provident-financial.com